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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 2001 included in Alteon Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



                                          /s/ Arthur Andersen LLP
                                          Arthur Andersen LLP

Roseland, New Jersey
September 12, 2001


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